SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                             ------------------

                                  FORM 8-K

                               CURRENT REPORT



                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report
  (Date of earliest event reported)  January 12, 1994


                 FORD CREDIT 1993-B GRANTOR TRUST
      (FORD CREDIT AUTO RECEIVABLES CORPORATION - ORIGINATOR)

      ---------------------------------------------------------
          (Exact name of registrant as specified in its charter)


    DELAWARE                  33-65324            38-2973806
- ----------------------------------------------------------------
State of other juris-  (Commission File Number)  (IRS Employer
diction of incorporation                          Identification
                                                  No.)


THE AMERICAN ROAD, DEARBORN, MICHIGAN              48121
- --------------------------------------            -------
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code  313-322-3000

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ITEM 5.  OTHER EVENTS

      The monthly distribution of principal and interest to Certificateholders relating to the Ford Credit 1993-B Grantor Trust is contained in the Monthly Report for the Collection Period ended December 31, 1993 provided to Chemical Bank, as trustee, and to the Certificateholders. Such Monthly Report is attached hereto as Exhibit 19 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS


EXHIBITS

DESIGNATION    DESCRIPTION                      METHOD OF FILING

Exhibit 19     Report dated January 18,         Filed with this
               1994, for the month ending       report.
               December 31, 1993 provided to
               Chemical Bank, as trustee
               under the Ford Credit
               1993-B Grantor Trust,
               and to Certificateholders.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                 FORD CREDIT 1993-B GRANTOR TRUST
                                               (Registrant)

Date:  January 12, 1994            By:/s/R. P. Conrad
                                      -------------------
                                      R. P. Conrad
                                      Assistant Secretary
                                      of Ford Credit Auto
                                      Receivables Corporation,
                                      originator of Trust

                               EXHIBIT INDEX


DESIGNATION     DESCRIPTION

Exhibit 19      Report for the month ending
                December 31, 1993 provided to
                Chemical Bank, as trustee under
                the Ford Credit 1993-B Grantor
                Trust, and to Certificateholders.